UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

August 28, 2024

Date of Report

(Date of earliest event reported)

BRIDGEWATER BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Minnesota (State or other jurisdiction of incorporation)	001-38412 (Commission File Number)	26-0113412 (I.R.S. Employer Identification No.)
	4450 Excelsior Boulevard, Suite 100 St. Louis Park, Minnesota (Address of principal executive offices)	55416 (Zip Code)

Registrant’s telephone number, including area code: (952) 893-6868

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.01 Par Value Depositary Shares, each representing a 1/100th interest in a share of 5.875% Non-Cumulative Perpetual Preferred Stock, Series A, $0.01 par value per share	BWB BWBBP	The NASDAQ Stock Market LLC The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01           Regulation FD Disclosure.

On August 28, 2024, Bridgewater Bancshares, Inc. (the “Company”) and First Minnetonka Bancorporation, Inc. (“FMB”) jointly issued a press release announcing that the Company’s wholly-owned banking subsidiary, Bridgewater Bank, entered into an agreement with FMB and its wholly-owned banking subsidiary, First Minnetonka City Bank (“FMCB”), pursuant to which Bridgewater Bank will acquire FMCB (the “Acquisition”). A copy of the press release announcing the transaction is attached to this report as Exhibit 99.1, and is incorporated herein by reference.

The Company has also posted on its investor website at investors.bridgewaterbankmn.com under the “News & Market Information” link an investor presentation relating to the Acquisition. A copy of the investor presentation is attached to this report as Exhibit 99.2, and is incorporated herein by reference.

The information furnished in this item of this Form 8-K, and the related exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01           Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 99.1	Press Release of Bridgewater Bancshares, Inc. and First Minnetonka Bancorporation, Inc., dated August 28, 2024
Exhibit 99.2	Investor Presentation of Bridgewater Bancshares, Inc., dated August 28, 2024
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bridgewater Bancshares, Inc.

Date: August 28, 2024
By: /s/ Jerry Baack
Name: Jerry Baack
Title: Chairman and Chief Executive Officer

3